SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 3, 2009

Tri-Valley Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-31852	84-0617466
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4550 California Blvd., Suite 600
Bakersfield, California 93309
(Address of principal executive office)

Issuer's telephone number:  661-864-0500

Section 3                      Securities and Trading Markets

Section 3.01                      Notice of Delisting or Failure to Satisfy a continued Listing Rule

On December 3, 2009, the NYSE Amex LLC  notified Tri-Valley Corporation by letter that the company had resolved the continued listing deficiency referenced in the Company’s Form 8-K dated September 23, 2009.

Attached is a press release describing the NYSE Amex letter.

Section 9                      Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

Exhibit 99.1                      Press Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2009	TRI-VALLEY CORPORATION /s/ Maston N. Cunningham
Maston N. Cunningham, President and Chief Operating Officer